Exhibit 99.Cert


Item 3. Exhibits.

                                  CERTIFICATION

I, Stephen Coyle, certify that:

1. I have reviewed this report on Form N-Q of the AFL-CIO Housing Investment Trust (the "Trust");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedule of investments included in this report fairly presents in all material respects the investments of the Trust as of the end of the fiscal quarter for which the report is filed;

4. The Trust's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Trust and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Trust, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      (c) Evaluated the effectiveness of the Trust's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

      (d) Disclosed in this report any change in the Trust's internal control over financial reporting that occurred during the Trust's most recent fiscal

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            quarter that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting; and

5. The Trust's other certifying officer(s) and I have disclosed to the Trust's auditors and the audit committee of the Trust's board of trustees (or persons performing the equivalent functions):

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Trust's ability to record, process, summarize, and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust's internal control over financial reporting.

/s/ Stephen Coyle
--------------------------------
Stephen Coyle
Chief Executive Officer
AFL-CIO Housing Investment Trust
Date: May 24, 2007

                                  CERTIFICATION

I, Erica Khatchadourian, certify that:

1. I have reviewed this report on Form N-Q of the AFL-CIO Housing Investment Trust (the "Trust");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedule of investments included in this report fairly presents in all material respects the investments of the Trust as of the end of the fiscal quarter for which the report is filed;

4. The Trust's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Trust and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Trust, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      (c) Evaluated the effectiveness of the Trust's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

      (d) Disclosed in this report any change in the Trust's internal control over financial reporting that occurred during the Trust's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting; and

5. The Trust's other certifying officer(s) and I have disclosed to the Trust's auditors and the audit committee of the Trust's board of trustees (or persons performing the equivalent functions):

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Trust's ability to record, process, summarize, and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust's internal control over financial reporting.

/s/ Erica Khatchadourian
--------------------------------
Erica Khatchadourian
Chief Financial Officer
AFL-CIO Housing Investment Trust
Date: May 24, 2007